SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2004

                        SANCHEZ COMPUTER ASSOCIATES, INC.
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               (Exact Name of Registrant as Specified in Charter)

Pennsylvania                         0-21705              23-2161560
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(State or Other Jurisdiction       (Commission        (I.R.S. Employer
  of Incorporation)                 File Number)       Identification No.)

40 Valley Stream Parkway, Malvern, PA                                   19355
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (610) 296-8877


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements.

            None

      (b)   Pro Forma Financial Information.

            None

      (c)   Exhibits

            99.1 Press Release dated February 10, 2004

Item 12. Results of Operations and Financial Condition

      On February 10, 2004, Sanchez Computer Associates, Inc. issued a press release announcing its results for the three and twelve months ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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      SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 10, 2004                       SANCHEZ COMPUTER ASSOCIATES, INC.

                                               By: /s/ Todd A. Pittman
                                                   -----------------------------
                                                   Todd A. Pittman,
                                                   Sr. Vice President
                                                   and Chief Financial Officer


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



                                  EXHIBIT INDEX

      DOCUMENT

99.1  Press Release dated February 10, 2004


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